UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008 (January 17, 2008)

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (212) 287-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 17, 2008, The Warnaco Group, Inc. (the "Company") issued a press release in conjunction with its appearance at the Tenth Annual ICR XChange Conference.  A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 2.02 of Form 8-K.  The information contained in the press release is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release, dated January 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: January 17, 2008	By:	/s/ Jay A. Galluzzo
		Name:	Jay A. Galluzzo
		Title:	Senior Vice President – Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated January 17, 2008